Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Air Products and Chemicals, Inc. (the “Company”) for the period ending 30 September 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Seifi Ghasemi, Chairman, President, and Chief Executive Officer of the Company, and Melissa N. Schaeffer, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 22 November 2022	/s/ Seifi Ghasemi
Seifi Ghasemi
Chairman, President, and Chief Executive Officer

/s/ Melissa N. Schaeffer
Melissa N. Schaeffer
Senior Vice President and Chief Financial Officer